December 31, 2025

Class I Shares

Symmetry Panoramic Municipal Fixed Income Fund (SPMFX)

The Fund’s Statutory Prospectus and Statement of Additional Information dated December 31, 2025, as may be amended or supplemented, are incorporated into and made part of this Summary Prospectus by reference.

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at http://funddocs.filepoint.com/symmetry. You can also get this information at no cost by calling 1-844-Sym-Fund (844-796-3863) or by sending an e-mail request to info@panoramicfunds.com.

These securities have not been approved or disapproved by the Securities and Exchange Commission (“SEC”) nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Symmetry Panoramic Municipal Fixed Income Fund

Investment Objective: The Fund seeks to provide current income that is exempt from federal personal income tax.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class I
Management Fees(1)	0.47%
Distribution (12b-1) and Service Fees	None
Other Expenses(2)	0.52%
Acquired Fund Fees and Expenses	0.13%
Total Annual Fund Operating Expenses(2)	1.12%
Fee Waivers and/or Expense Reimbursements(1)	(0.60)%
Total Annual Fund Operating Expenses After Expense Waiver and/or Expense Reimbursement(2)	0.52%

(1)

The Fund’s investment adviser, Symmetry Partners, LLC (“Symmetry” or the “Adviser”), has contractually agreed to waive its management fee until at least December 31, 2026 so that the aggregate annual management fee retained by the Adviser with respect to the Fund after payment of sub-advisory fees does not exceed 0.25% of the Fund’s average net assets. The Adviser also has contractually agreed to reduce the Fund’s fees and/or absorb expenses of the Fund until at least December 31, 2026 to ensure that total annual Fund operating expenses after expense waiver and reimbursement (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions; acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses such as litigation expenses) will not exceed 0.39% of average daily net assets of the Fund. This agreement may be terminated (i) by the Fund’s Board of Trustees on 60 days’ written notice to the Adviser, or (ii) by the Adviser, upon 60 days’ prior written notice to the Trust, effective as of the close of business on December 31, 2026. This fee waiver/expense reimbursement is subject to possible recoupment from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) only if such repayments do not cause the Fund’s expense ratio, after such repayment is taken into account, to exceed both the expense cap in place at the time such amounts were waived and the Fund’s current expense cap, if any. Prior to December 31, 2025, the Fund’s contractual expense limit was 0.41% of the average daily net assets of the Fund.

(2)

The Total Annual Fund Operating Expenses in this fee table, both before and after expense waiver and/or expense reimbursement, do not correlate to the expense ratios in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund, and exclude Acquired Fund Fees and Expenses.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, the Fund’s operating expenses are as shown in the table above and remain the same, and the expense limitation arrangements are not renewed. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$53	$296	$559	$1,309

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 76% of the average value of its portfolio.

Principal Investment Strategies

The Fund is a diversified multi-strategy fund that seeks to achieve its investment objective primarily by implementing a market-based factor approach to fixed income that the Fund’s investment adviser, Symmetry, believes has the potential to produce positive returns before fees over time. Under normal circumstances, the Fund will, directly or indirectly, invest at least 80% of its assets in, or derive at least 80% of its income from, securities that are exempt from regular federal income tax and may subject the investors to alternative minimum tax. The Fund may invest in securities and other instruments either directly or by investing in shares of registered, open-end investment companies and exchange-traded funds (“ETFs”) (collectively, “Underlying Funds”). The Fund will invest in long-term, intermediate and short-term municipal bonds. The Fund may also invest in short-term municipal money market fund securities. The Fund also may invest in obligations of the U.S. government and of U.S. government agencies. The Fund may also invest a portion of its assets in high-yield (lower rated) municipal debt instruments, which may be investment grade or below investment grade (also known as “junk bonds”, which are considered speculative). The Fund does not seek to maintain any particular weighted average maturity or duration, and may invest in fixed income instruments of any maturity or duration. Certain Underlying Funds also may engage in strategies that require heightened turnover, and the Adviser may not consider portfolio turnover a limiting factor in making decisions for the Fund.

The Adviser seeks to manage a multi-factor fund that provides exposure to different managers that in the Adviser’s view are best able to deliver certain factor exposures as identified by the Adviser. The Adviser will generally access these investment managers either through Underlying Funds, or through a direct sub-advisory relationship with an investment manager. The Adviser will make a determination for each investment manager as to which type of access it believes is most advantageous to the Fund, and will make changes at its discretion. The Adviser may look for Underlying Funds or sub-advisory mandates that will feature characteristics associated with investment style factors that have been identified in certain academic research papers and that, although there is no guarantee of future results, the Adviser has identified as having historically shown the potential to deliver greater returns over time.

Under normal market conditions, the Adviser expects to invest in the securities of Underlying Funds selected based on having characteristics associated with factors targeted by the Adviser. Such factors may include consideration to credit risk, interest rate risk, and other factors that, in the opinion of the Adviser, are appropriate for achieving the Fund’s investment objective. The Fund will diversify its investments by investing in Underlying Funds that focus on different factors in the fixed income securities market. The Adviser manages the allocation with a goal of prudently capturing returns of the municipal markets, which the Adviser expects will have low sensitivity to returns of the U.S. stock market.

There is no limit in the number of Underlying Funds in which the Fund may invest, and the Fund may invest more than 25% of its assets in one Underlying Fund.

The Adviser sets an overall asset allocation within the municipal bond market based on long-term strategic considerations and monitors this allocation on an ongoing basis. The Adviser will periodically rebalance the portfolio and may change managers and/or exposures over time based on its evolving investment views amid changing market and economic conditions. Periodically, the Fund’s Adviser will review certain factors in each Underlying Fund and may add or remove Underlying Funds without notice to shareholders. The Adviser may also temporarily over or under-weight certain exposures for tax management purposes, which may include selling Fund investments to offset gains. To the extent that this activity causes the Fund to deviate from its typical exposures, it may not meet its investment objective. The Adviser may also temporarily alter its investments if market, economic or other signals warrant doing so in the view of the Adviser.

The Trust and the Adviser were granted an exemptive order from the U.S. Securities and Exchange Commission (“SEC”) that permits Symmetry, subject to certain conditions, and without the approval of shareholders, to hire and terminate sub-advisers (“Sub-Advisers”). At this time, there are no sub-advisers to the Fund. The Adviser may add sub-advisers at its discretion. With respect to any portion of assets managed directly by a sub-adviser, the Fund utilizes a “multi-manager” approach whereby the Fund’s assets will be allocated to one or more sub-advisers, in percentages determined at the discretion of the Adviser. Each sub-adviser acts independently from the others and utilizes its own distinct investment style in investing in selecting securities. However, each sub-adviser must operate within the constraints of the Fund’s investment objective, strategies and restrictions.

The Underlying Funds in which the Fund invests may also use a variety of derivative instruments, including futures and option contracts and swaps. Underlying index-based ETFs may use derivatives, including futures contracts, options on futures contracts, options and swaps to help the ETF track its underlying index. In addition, the Fund also may invest directly in derivatives, including but not limited to futures contracts and options on futures contracts, to adjust market exposure based on actual or expected cash inflows to or outflows from the Fund.

The Adviser has engaged Vident Asset Management (“Vident”) to serve as a trading sub-adviser for the Fund. Vident is responsible for trading portfolio securities for the Fund, including selecting broker-dealers to execute purchase and sale transactions or in connection with any rebalancing or reconstitution of the portfolio, as well as performing pre- and post-trade compliance and monitoring trading activity for the Fund, all subject to the oversight of the Adviser and the Board of Trustees.

Principal Investment Risks:

As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s net asset value and performance. The risks described below are in reference to either the Underlying Funds, direct purchases of the Fund, or both unless otherwise noted.

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Market Risk. Overall market risk may affect the value of individual instruments in which the Fund invests. Factors such as domestic and foreign (non-U.S.) economic growth and market conditions, real or perceived adverse economic or political conditions, inflation, changes in interest rate levels, lack of liquidity in the bond markets, volatility in the equities market or adverse investor sentiment affect the securities markets. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money. Financial markets are subject to periods of high volatility, depressed valuations, decreased liquidity and heightened uncertainty, such as what was experienced during the financial crisis that occurred in and around 2008 and in connection with the coronavirus disease 2019 (COVID-19) pandemic. Market conditions such as this are an inevitable part of investing in capital markets and may continue, recur, worsen or spread. Markets may be volatile and values of individual securities and other investments may decline significantly in response to adverse issuer, political, regulatory, market, economic, public health, or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Changes in the financial condition of a single issuer may impact a market as a whole. Changes in value may be temporary or may last for extended periods. Geopolitical risks, including terrorism, tensions or open conflict between nations, the imposition of tariffs and other restrictions on trade, or political or economic dysfunction within some nations that are major players on the world stage or major producers of oil, may lead to overall instability in world economies and markets generally and have led, and may in the future lead, to increased market volatility and may have adverse long-term effects. Similarly, environmental and public health risks, such as natural disasters, epidemics or pandemics (such as COVID-19), or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term. Although interest rates were unusually low in the U.S. and abroad for a period of time, in 2022, the U.S. Federal Reserve (“Fed”) and certain foreign central banks began to raise interest rates as part of their efforts to address rising inflation. The Federal Reserve and certain foreign central banks subsequently began to lower interest rates in September 2024, though economic or other factors, such as inflation, could stop such changes. It is difficult to accurately predict the pace at which interest rates might change, the timing, frequency or magnitude of any such changes in interest rates, or when such changes might stop or again reverse course. Additionally, various economic and political factors could cause the Fed or other foreign central banks to change their approach in the future and such actions may result in an economic slowdown both in the U.S. and abroad. Unexpected changes in interest rates could lead to significant market volatility or reduce liquidity in certain sectors of the market. Deteriorating economic fundamentals may, in turn, increase the risk of default or insolvency of particular issuers, negatively impact market value, cause credit spreads to widen, and reduce bank balance sheets. Any of these could cause an increase in market volatility, reduce liquidity across various markets or decrease confidence in the markets.

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Fixed Income Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities or derivatives owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

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Municipal Bond Risk. The Underlying Funds in which the Fund may invest may be affected significantly by the economic, regulatory or political developments affecting the ability of issuers of debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax to pay interest or repay principal.

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Underlying Fund Risk. The risk that the Fund’s investment performance and its ability to achieve its investment objective are directly related to the performance of the Underlying Funds in which it invests. There can be no assurance that the Underlying Funds will achieve their respective investment objectives. The Fund is subject to the risks of the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds.

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Asset Allocation Risk. The risk that the selection by a manager of the Underlying Funds and the allocation of the Fund’s assets will cause the Fund to underperform other funds with similar investment objectives. In this regard, the Fund also may temporarily deviate from its factor exposures for the purpose of managing distributions. In addition, the Adviser may invest Fund assets in Underlying Funds managed by a limited number of investment managers. In such circumstances, the Fund’s performance could be substantially dependent on the performance of such managers. Similarly, the Adviser’s allocation of the Fund’s assets to a limited number of Underlying Funds may adversely affect the performance of the Fund, and, in such circumstances, it will be more sensitive to the performance and risks associated with those Underlying Funds and any investments in which such Underlying Funds focus.

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Taxability Risk. Some or all of the Funds’ income may be subject to the federal alternative minimum tax, which could reduce the Fund’s after-tax returns. In addition, there is no guarantee that all of the Fund’s income will remain exempt from federal or state or local income taxes. Income from municipal bonds held by the Fund could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or non-compliant conduct of a bond issuer. The Fund or an Underlying Fund may sell securities that lose their tax-exempt statuses at inopportune times, which may cause tax consequences or a decrease in the Fund’s value.

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Index Tracking Error Risk. The performance of an Underlying Fund and its index may differ from each other for a variety of reasons. For example, an Underlying Fund that is index-based in which the Fund invests incurs operating expenses and portfolio transaction costs not incurred by the Underlying Fund’s index. In addition, the Underlying Fund may not be fully invested in the securities of the index that it tracks at all times or may hold securities not included in its index.

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Investment Companies and Exchange-Traded Funds Risk. When the Fund invests in other investment companies, including ETFs, it will bear additional expenses based on its pro rata share of the other investment company’s or ETF’s operating expenses, including the management fees of the Underlying Fund in addition to those paid by the Fund. The risk of owning an Underlying Fund generally reflects the risks of owning the underlying investments the Underlying Fund holds. The Fund also will incur brokerage costs when it purchases and sells ETFs.

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Management Risk. The risk that investment strategies employed by the Adviser in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other similar investment vehicles having similar investment strategies or that imperfections, errors or limitations in the tools and data used by the Adviser may cause unintended results.

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Geographic and Sector Risk. The risk that if the Fund invests a significant portion of its total assets in certain issuers within the same geographic region or economic sector, an adverse economic, business or political development affecting that region or sector may affect the value of the Fund’s investments more than if the Fund’s investments were not so focused. While the Fund may not concentrate in any one industry, the Fund may invest without limitation in a particular country or market sector.

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U.S. Government Securities Risk. Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.

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Liquidity Risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

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High Yield Risk. Investment in or exposure to high yield (lower rated or below investment grade) debt instruments may involve greater levels of interest rate, credit, liquidity and valuation risk than for higher rated instruments. High yield debt instruments are considered higher risk than investment grade debt instruments with respect to the issuer’s continuing ability to make principal and interest payments and, therefore, such instruments generally involve greater risk of default or price changes than higher rated debt instruments.

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Cybersecurity Risk. There is risk to the Fund of an unauthorized breach and access to fund assets, customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, the investment adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries to suffer data breaches, data corruption or lose operational functionality. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its service providers may adversely impact the Fund or its shareholders.

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Operational Risk. Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes. Various operational events or circumstances are outside the Adviser’s and the Sub-Advisers’ control, including instances at third parties. The Fund, the Adviser and the Sub-Advisers seek to reduce these operational risks through control and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

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Derivatives Risk. The derivative instruments in which the Fund may invest may be more volatile than other instruments. The risks associated with investments in derivatives also include liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the market value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested. In addition, if a derivative is being used for hedging purposes there can be no assurance given that each derivative position will achieve a perfect correlation with the security or currency against which it is being hedged, or that a particular derivative position will be available when sought by the portfolio manager. The use of derivative instruments also exposes the Fund to transaction costs.

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Small Fund Risk. The Fund currently has fewer assets than larger funds. Thus, like other small funds, inflows and outflows may impact its market exposure. In addition, if the Fund does not attract additional assets, the Fund’s fixed costs will continue to be spread over a small asset base, which could result in increased shareholder expenses (if the Fund were not subject to an expense cap) or force the Fund to liquidate.

Performance: The bar chart and table below provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the past one-year, five-year and since inception periods through December 31, 2024, compared to the returns of a broad-based securities market index. Past performance (before and after taxes) is not an indication of future performance. Performance information is available at no cost by visiting panoramicfunds.com or by calling 1-844-Sym-Fund (844-796-3863).

Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.

Calendar Year Annual Total Returns — Class I

Total Annual Return For Calendar Years Ended December 31

BEST QUARTER	WORST QUARTER
3.32%	(2.56)%
12/31/2023	3/31/2022

Year-to-date performance as of September 30, 2025: 2.11%

Average Annual Total Returns For the Periods Ended December 31, 2024

	One Year	Five Years	Since Inception (11/12/18)
Symmetry Panoramic Municipal Fixed Income Fund — Class I returns before taxes	1.71%	0.64%	1.04%
Symmetry Panoramic Municipal Fixed Income Fund — Class I returns after taxes on distributions	1.69%	0.63%	1.03%
Symmetry Panoramic Municipal Fixed Income Fund — Class I returns after taxes on distributions and sale of fund shares	2.01%	0.74%	1.05%
Bloomberg US Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	1.05%	0.99%	2.40%
S&P Short-Term National AMT-Free Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	2.24%	1.21%	1.67%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

Investment Adviser and Sub-Adviser: Symmetry Partners, LLC serves as investment adviser to the Fund. Vident Asset Management serves as Sub-Adviser to the Fund.

Portfolio Managers:

Symmetry Partners, LLC

The Fund is managed by a team that includes John McDermott Ph.D., Portfolio Manager and Chief Investment Strategist; Rebecca Cioban, CFA, Portfolio Manager and Director; and Kevin Scully, CFA, Portfolio Manager and Director. Dr. McDermott and Ms. Cioban have been managers on the Fund since its inception in 2018. Mr. Scully was named a portfolio manager in 2019.

Vident Asset Management

Vident serves as a trading sub-adviser for the Fund. The team responsible for executing portfolio transactions and implementing the Adviser’s investment decisions with respect to the Fund includes Austin Wen, CFA, Senior Portfolio Manager; and Devin Ryder, CFA, Senior Portfolio Manager. Each of the foregoing individuals has provided portfolio management services for the Fund since December 2025.

Purchase and Sale of Fund Shares: You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading through your broker or other financial intermediary through which you purchased shares. Redemptions will be paid by automated clearing house funds (“ACH”), check or wire transfer. The Fund or its Adviser may waive any of the minimum initial and subsequent investment amounts. The Fund generally is available for investment only by institutional clients, clients of registered investment advisors, clients of financial institutions and a limited number of certain other investors as approved from time to time by the Adviser. All investments are subject to approval of the Adviser.

	Minimum Investment
Class	Initial	Subsequent
I	$1,000	$100

Tax Information:

The Fund’s distributions may be taxable as ordinary income or capital gains. However, the Fund anticipates that substantially all of its income dividends will be “exempt interest dividends” that are generally exempt from regular federal income tax. In certain instances, dividends paid by the Fund, while exempt from regular federal income tax, may be subject to the federal alternative minimum tax. State and local income taxes may apply to all or a portion of exempt-interest dividends paid by the Fund. Tax-exempt institutions, IRAs and other tax advantaged retirement accounts will not gain an additional benefit through investment in the Fund because such investors are already tax-exempt.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies, including the Adviser, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

The Fund’s Statutory Prospectus and Statement of Additional Information dated December 31, 2025, as may be amended or supplemented, are incorporated into and made part of this Summary Prospectus by reference.

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at http://funddocs.filepoint.com/symmetry. You can also get this information at no cost by calling 1-844-Sym-Fund (844-796-3863) or by sending an e-mail request to info@panoramicfunds.com.

These securities have not been approved or disapproved by the Securities and Exchange Commission (“SEC”) nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.